UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 7, 2009

ALIGN TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-32259	94-3267295
(Commission File Number)	(IRS Employer Identification No.)

881 Martin Avenue, Santa Clara, California	95050
(Address of Principal Executive Offices)	(Zip Code)

(408) 470-1000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

Align Technology, Inc. (the “Company”) and Comerica Bank (“Lender”) entered into an Amendment (the “Amendment”) to the Loan and Security Agreement dated as of December 16, 2005, as amended. The Amendment was entered into effective December 5, 2008.  The principle terms of the amendment are as follows:

(i)	the maturity date of the credit facility is extended to December 31, 2010;
(ii)	the Company agrees to maintain unrestricted cash at Lender of not less than $10,000,000; and
(iii)	the interest rate option will be equal to Libor plus 1.5% to Libor plus 2.0% depending upon the amount of unrestricted cash the Company maintains at Lender above the $10,000,000 minimum.

The amount of available borrowings under this credit facility remains unchanged at $25 million and as of the date of this Current Report on Form 8-K, the Company has no outstanding borrowings thereunder.   A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On January 7, 2009, the Compensation Committee of the Board of Directors of the Company authorized the payment of the annual incentive awards (cash bonuses) to the Company’s principal financial officer and the named executive officers set forth in the table below.  On January 11, 2008, the Board of Directors approved the recommendation of the Compensation Committee with respect to the payment of the annual incentive award to the Company’s principal executive officer.

Name	Annual Incentive Award
Thomas M. Prescott, President, Chief Executive Officer and Director	$244,325
Kenneth B. Arola, Vice President, Finance and Chief Financial Officer	$101,000
Len M. Hedge Senior Vice President, Business Operations	$141,000
Roger E. George Vice President, Corporate & Legal Affairs, General Counsel & Corporate Secretary	$107,000

ITEM 9.01.	Financial Statements and Exhibits

(c)           Exhibits.

Exhibit No.	Description
10.1	Amendment to Loan and Security Agreement between Align Technology, Inc. and Comerica Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2009	ALIGN TECHNOLOGY, INC.

	By:	/s/ Roger E. George
Roger E. George
Vice President, Legal & Corporate Affairs, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amendment to Loan and Security Agreement between Align Technology, Inc. and Comerica Bank